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                                                                    EXHIBIT 10.7



                                YOUCENTRIC, INC.

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT



                                  MARCH 3, 2000
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                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


                  THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT is made as of the 3rd day of March, 2000, by and among YOUcentric, Inc., a North Carolina corporation (the "Company"), the holders of the Company's Series A Preferred Stock listed on Schedule A hereto (the "Series A Investors"), the holders of the Company's Series B Preferred Stock listed on Schedule B hereto (the "Series B Investors") (each of the Series A Investors and the Series B Investors is herein referred to as an "Investor"), Haas Financial Advisors, Inc. ("Haas"), FleetBoston Robertson Stephens Inc. and the founders listed on Schedule C hereto (each a "Founder").

                                    RECITALS

                  WHEREAS, the Company, the Series A Investors and the Founders are parties to an Investors' Rights Agreement, dated as of May 13, 1999, as previously amended (the "Original Agreement");

                  WHEREAS, the Company and the Series B Investors are parties to the Series B Preferred Stock Purchase Agreement of even date herewith (the "Series B Agreement"); and

                  WHEREAS, in order to induce the Company, the Series A Investors and the Founders to approve the issuance of the Series B Preferred Stock and to induce the Series B Investors to invest funds in the Company pursuant to the Series B Agreement, the Investors, the Founders and the Company hereby agree that this Agreement shall amend and restate the Original Agreement and shall govern the rights of the Investors and the Founders to cause the Company to register shares of Common Stock issued or issuable to them and certain other matters as set forth herein;

              NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.       Registration Rights.  The Company covenants and agrees as follows:

                  1.1      Definitions. For purposes of this Section 1:

(a)      The term "Act" means the Securities Act of 1933, as amended.

(b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(c) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.11 hereof.
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(d)      The term "Initial Offering" means the Company's first underwritten public offering of its Common Stock under the Act.

(e) The term "Major Investor" means (i) a Series A Investor holding that number of shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock which, when multiplied by $1.9233 (as adjusted for stock splits, stock dividends, recapitalizations or the like) equals at least $2,000,000; and (ii) a Series B Investor holding that number of shares of Common Stock issued or issuable upon conversion of the Series B Preferred Stock which, when multiplied by $12.02 (as adjusted for stock splits, stock dividends, recapitalizations or the like) equals at least $2,000,000.

(f) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

(g) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

(h) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock and/or the Series B Preferred Stock held by the Investors, the Common Stock issuable or issued upon exercise of the warrant to purchase One Hundred Twenty-four Thousand Seven Hundred Eighty-two (124,782) shares of Common Stock previously issued to Haas and shares of Common Stock issued to FleetBoston Robertson Stephens Inc. in connection with the closing(s) of the Company's offering and sale of the Series B Preferred Stock; and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

(i) The number of shares of "Registrable Securities" outstanding shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are Registrable Securities.

(j)      The term "SEC" shall mean the Securities and Exchange Commission.

                  1.2      Request for Registration.

(a) Subject to the conditions of this Section 1.2, if the Company shall receive at any time after the earlier of (i) three (3) years after the date of this Agreement or (ii) six (6) months after the effective date of the Initial Offering, a written request from the Holders of fifty percent (50%) or more of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price of at least $5,000,000, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use best efforts to effect, as soon as reasonably practicable, the registration under the Act of all Registrable Securities that the Holders request to

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         be registered in a written request received by the Company within twenty (20) days of the mailing of the Company's notice pursuant to this Section 1.2(a).

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in Section 1.2(a). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c) The Company shall not be required to effect a registration pursuant to this Section 1.2:

                           (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or

                           (ii) after the Company has effected two (2) registrations pursuant to this Section 1.2, and such registrations have been declared or ordered effective by the SEC; or

                           (iii) during the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of the filing of, and ending on a date one hundred eighty (180) days following the effective date of, a Company-initiated registration subject to Section 1.3 below, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                           (iv) if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section 1.4 hereof; or

                           (v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Company's Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board

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         of Directors of the Company, it would be seriously detrimental to the
         Company and its shareholders for such registration statement to be effected at such time, including, without limitation, adversely affecting a then-existing plan to sell shares of the Company in a public offering, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12)-month period.

                  1.3      Company Registration.

(a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act, a registration on any form that does not contain substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given to the Company within fifteen (15) days after mailing of such notice by the Company in accordance with Section 4.5, the Company shall, subject to the provisions of Section 1.3(c), use all reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
         Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.7 hereof.

(c) Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success

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         of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities requested to be included therein by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders), but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included, or (ii) notwithstanding
         (i) above, if the number of Registrable Securities included in any Company registration is so limited, no other shareholders may sell shares in such registration other than the Company. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder that is a Holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder," and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

                           1.4 Form S-3 Registration. In case the Company shall receive from a Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) use best efforts to effect, as soon as reasonably practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4:

                                    (i)      if Form S-3 is not then available
         for such offering by the Holders;

                                    (ii)     within thirty (30) days prior to or
         ninety (90) days following a registration effected pursuant to Section 1.3;

                                    (iii)    if the Holders propose to sell
         Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000;

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                                    (iv)     if the Company shall furnish to the
         Holders a certificate signed by the Chief Executive Officer or Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, including, without limitation, adversely affecting a then-existing plan to sell shares of the Company in a public offering, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve month period;

                                    (v)      if the Company has, within the
         twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 1.4; or

                                    (vi)     in any particular jurisdiction in
         which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as reasonably practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as requests for registration effected pursuant to Sections 1.2.

                           1.5 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to (i) one hundred eighty (180) days for registrations on Form S-3 for the Holders pursuant to Section 1.4, (ii) ninety (90) days for all other registrations, or (iii) if earlier in any registration, until the distribution contemplated in the registration statement has been completed;

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

(c) furnish to the Holders of Registrable Securities covered by such registration statement such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

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(d)      use best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders of Registrable Securities covered by such registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(f) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed, if any; and

(h) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                           1.6 Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                           1.7 Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.4, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one special counsel for the selling Holders shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or Section 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be requested in the withdrawn registration), unless, in the case of a registration requested under Section 1.2, the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2, provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their

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         request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2 and 1.4.

                           1.8 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                           1.9      Indemnification. In the event any
         Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners or officers, directors and shareholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws; and the Company will reimburse each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection l.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any Holder, underwriter or controlling person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

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(b)      To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this subsection l.9(b), for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection l.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), provided that in no event shall any indemnity under this subsection l.9(b) exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

(d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability,

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         claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and Holders under this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

                           1.10 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the Initial Offering;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies),
         (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

                           1.11 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, parent, partner, limited partner, retired partner or shareholder of a Holder, (ii) is a Holder's family member or trust for the benefit of an individual Holder, or (iii) after such assignment or transfer, holds at least twenty-five percent (25%) of such Holder's shares of Registrable Securities immediately prior to such transfer (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (a) the Company is, not more than twenty
         (20) days after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.13 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

                           1.12 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of their securities.

                           1.13 "Market Stand-Off" Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company's Initial Offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred twenty (120) days)
         (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Registrable Securities, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Registrable Securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 1.13 shall apply only to the Company's initial public offering of equity securities, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all officers and directors and greater than one percent (1%) shareholders of the Company enter into similar agreements. Notwithstanding the foregoing, any discretionary waiver or termination of the restrictions of any such agreements by the Company or representatives of the underwriters shall apply to all persons subject to such agreements pro rata based on the number of shares subject to such agreements. The Company shall use its best efforts in its negotiations with the lead underwriter in the Company's Initial Offering to limit the market stand-off period for all shareholders of the Company to not more than one hundred twenty (120) days. The underwriters in connection with the Company's Initial Offering are intended third party beneficiaries of this Section 1.13 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

                  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                           1.14     Termination of Registration Rights. No
Holder shall be entitled to exercise any right provided for in this Section 1 after five (5) years following the consummation of the Initial Offering or, as to any Holder, such earlier time at which all Registrable Securities held by such Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3)-month period without registration in compliance with Rule 144 of the Act.

2.       Covenants of the Company.

                           2.1      Delivery of Financial Statements. The
Company shall deliver to each Major Investor:

(a) as soon as reasonably practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

(b)      as soon as reasonably practicable, but in any event within forty-five
         (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter.

(c) within thirty (30) days of the end of each month, an unaudited income statement and statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

(d)      as soon as reasonably practicable, but in any event at least thirty
         (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets, income statements and statements of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

(e)      with respect to the financial statements called for in subsections
         (b)and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment; and

(f) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time reasonably request, provided, however, that the Company shall not be obligated under this subsection (f) or any other subsection of Section 2.1 to provide information that it deems in good faith to be a trade secret or similar confidential information.

                           2.2 Inspection. The Company shall permit each Major Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be reasonably requested by such Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information.

                           2.3 Termination of Information and Inspection Covenants. The covenants set forth in Sections 2.1 and 2.2 shall terminate as to Major Investors and be of no further force or effect upon the consummation of the Initial Offering.

                           2.4 Right of First Offer. Subject to the terms and conditions specified in this paragraph 2.4, the Company hereby grants to each Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, Investor includes any general partners and affiliates of an Investor. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as such Investor deems appropriate.

                  Each time the Company proposes to offer any shares of, or securities convertible into or exchangeable or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Investor in accordance with the following provisions.

(a) The Company shall deliver a notice in accordance with Section 4.5 ("Notice") to the Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and
         (iii) the price and terms upon which it proposes to offer such Shares.

(b) By written notification received by the Company, within twenty (20) calendar days after receipt of the Notice, each Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock and Series B Preferred Stock then held by such Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion of all convertible securities). The Company shall promptly, in writing, inform each Investor that elects to purchase all the shares available to it (a "Fully Exercising Investor") of any other Investor's failure to do likewise. During the ten (10) day period commencing after such information is given, each Fully Exercising Investor may elect to purchase that portion of the Shares for which Investors were entitled to subscribe but which were not subscribed for by the Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of Series A Preferred Stock and Series B Preferred Stock then held by such Fully Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock and Series B Preferred Stock then held by all Fully Exercising Investors who wish to purchase some of the unsubscribed Shares.

(c) If all Shares that Investors are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the ninety (90) day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

(d) The right of first offer in this paragraph 2.4 shall not be applicable to: (i) the issuance or sale of up to five million one hundred thirty-five thousand eighty (5,135,080) shares of Common Stock (or options or restricted stock awards therefor) to employees, directors and consultants for the primary purpose of soliciting or retaining their services; (ii) the issuance of securities pursuant to a bona fide underwritten public offering of shares of Common Stock, registered under the Act, which results in proceeds to the Company of at least $20,000,000 in the aggregate; (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities;
         (iv) up to three hundred thousand (300,000) shares of Common Stock issued or issuable upon exercise of warrants or other securities or rights pursuant to equipment lease financings or bank credit arrangements approved by the Board of Directors; (v) shares of Common Stock whose issuance is approved of by holders of a majority of the Series A Preferred Stock and Series B Preferred Stock (voting together as a single class); or (vi) up to one hundred twenty-four thousand seven hundred eighty two (124,782) shares of Common Stock issued or issuable upon exercise of warrants previously issued to Haas.

                           2.5 Section 1202 Compliance. The Company hereby covenants and agrees with each Series A Investor that the Company shall:

(a) use its best efforts to comply with the reporting and record-keeping requirements of Section 1202 of the Internal Revenue Code of 1986, as amended (the "Code"), and any regulations promulgated thereunder;

(b) upon the reasonable request of any Series A Investor, conduct a reasonable investigation into the question of whether the shares of Common Stock and Preferred Stock (and the shares of Common Stock issued or issuable upon conversion thereof) held by the Series A Investors remain "Qualified Small Business Stock" within the meaning of the Code, and to deliver thereafter to such Holder a duly executed Certificate of Representation in substantially the form hereto as Schedule D (the "QSBS Certificate"). If the Company is unable to deliver an executed QSBS Certificate because the representation statement number 2 therein is inaccurate, the Company covenants and agrees to deliver a statement explaining the reasons for such inaccuracy; and

(c) use its best efforts to not take any action that would cause the Preferred Stock (or the Common Stock issuable upon conversion thereof) to lose its status as "qualified small business stock" within the meaning of the Code, including, without limitation, taking any of the following actions:

                           (i) purchasing an amount of its own stock (within the meaning of Section 1202(c)(3) of the Code) having an aggregate value at the time(s) of purchase exceeding five percent (5%) of the aggregate value of all of its outstanding stock determined as of the start of such period;

                           (ii) conducting any of the following businesses (as defined for purposes of Section 1202(e)(3) of the Code):

                                    A.       any business involving the
         performance of services in the fields of law, accounting, actuarial science, performing arts, athletics or brokerage services;

                                    B.       any banking or insurance business;

                                    C.       any farming business (including the
         business of raising or harvesting trees);

                                    D.       any business involving the
         production or extraction of natural resources with respect to which a deduction is allowable under Section 613 or 613A of the Code; or

                                    E.       any business of operating a hotel,
         motel, restaurant or similar establishment;

                           (iii) permitting more than ten percent (10%) of the value of its assets to consist of stock issued by other companies (other than stock of companies that qualify as subsidiaries of the Company within the meaning of Section 1202(e)(5) of the Code or stock that is held as working capital or reasonably expected to be sold within two years to finance research and experimentation within the meaning of Section 1202(e)(6) of the Code;

                           (iv) permitting more than ten percent (10%) of the value of its assets to consist of real property that is not used in the active conduct of a qualified trade or business within the meaning of Section 1202(e)(7) of the Code;

                           (v) making an election under Section 936 of the Code (relating to the Puerto Rico and possessions tax credit) or permitting a subsidiary to make such an election; or

                           (vi) in a single transaction or series of related transactions, raising capital through the issuance of securities or the incurrence of indebtedness if such transaction or series of related transactions would cause the Company to fail to satisfy the active business requirement set forth in Section 1202(e)(1) of the Code by virtue of holding excess cash or investment assets.

                  For purposes of the foregoing, any valuation or other determination (including, without limitation, a determination that a specific course of action does not constitute the conduct of a business described in Section 2.5(b)(ii) above) made by the Company's Board of Directors in good faith or for which there was, at the time made, a reasonable basis in law or fact shall be conclusive.

                           2.6 Board Representation. At each annual meeting of the shareholders of the Company, or at any meeting of the shareholders of the Company at which members of the Board of Directors of the Company are to be elected, or whenever members of the Board of Directors are to be elected by written consent, the Founders, the Series A Investors and the Series B Investors agree to vote all of their shares of the capital stock of the Company now owned or hereafter acquired so as to elect:

(a) With respect to the one (1) member of the Company's Board of Directors that the Restated Articles of Incorporation provide is to be elected by the holders of Series A Preferred Stock, one (1) member of the Company's Board of Directors designated by entities affiliated with Technology Crossover Management III, L.L.C. (collectively, "TCV");

(b) With respect to the one (1) member of the Company's Board of Directors that the Restated Articles of Incorporation provide is to be elected by the holders of Series B Preferred Stock, one (1) member of the Company's Board of Directors designated by entities affiliated with First Union Investors, Inc. (collectively, "First Union");

(c) With respect to the four (4) members of the Company's Board of Directors that the Restated Articles of Incorporation provide are to be elected by the holders of Common Stock, four (4) members of the Company's Board of Directors designated by the holders of a majority of the Common Stock; and

(d) With respect to the members of the Company's Board of Directors that the Restated Articles of Incorporation provide are to be elected by the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock, voting together as a single class on an as-converted basis and not as separate series, one (1) independent member of the Company's Board of Directors designated by the Board of Directors and approved by TCV.

                  Any director of the Company may be removed from the board in the manner allowed by law and the Company's Articles of Incorporation and Bylaws, but with respect to a director designated pursuant to subsections 2.6(a), 2.6(b), 2.6(c) and 2.6(d) above, only upon the vote or written consent of the shareholders entitled to designate such director.

                           2.7 Board Expenses. The Company shall reimburse all non-employee directors for their reasonable expenses to attend the meetings of the Company's Board of Directors.

                           2.8 Vesting Schedule. Options to purchase shares of the Company's Common Stock issued pursuant to the Company's 1999 Equity Compensation Plan shall be subject to vesting at an annual rate of twenty percent (20%), except for such options for which a different vesting rate is approved unanimously by the Company's Board of Directors, which shall be subject to vesting at such different rate.

                           2.9 Termination of Certain Covenants. The covenants set forth in Sections 2.4, 2.6, 2.7 and 2.8 shall terminate and be of no further force or effect upon the consummation of the sale of securities pursuant to a bona fide, firmly underwritten public offering of shares of common stock, registered under the Act, which results in proceeds to the Company of at least $20,000,000 or as provided under applicable law.

                           2.10 Regulatory Requirements. In the event of any reasonable determination by First Union that, by reason of any existing or future Federal or state rule, regulation, guideline, order, request or directive (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) relating to its status as an affiliate of a national bank (collectively, a "Regulatory Requirement"), it is effectively restricted or prohibited from holding any of the shares of capital stock of the Company (including any shares of capital stock or other securities distributable to First Union in any merger, reorganization, readjustment or other reclassification of such shares), the Company and the other parties hereto shall take such action as expeditiously as possible, as may be deemed reasonably necessary by First Union to permit First Union to comply with such Regulatory Requirement. Such action to be taken may include, without limitation, the Company's authorization of one or more new classes of nonvoting or otherwise restricted capital stock and the modification or amendment of the Articles of Incorporation or any other documents or instruments executed in connection with the shares held by First Union. First Union shall give written notice to the Company of any such determination and the action or actions necessary to comply with such Regulatory Requirement.

3.       Intentionally Deleted.

4.       Miscellaneous.

                           4.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                           4.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of North Carolina as applied to agreements among North Carolina residents entered into and to be performed entirely within North Carolina.

                           4.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           4.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                           4.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission, nationally recognized overnight courier service, or three days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten
         (10) days' advance written notice to the other parties.

                           4.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                           4.7 Entire Agreement; Amendments and Waivers. The Original Agreement is hereby terminated and of no further force or effect. This Agreement (including the Schedules hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, TCV and First Union; provided, however, that in the event that such amendment or waiver adversely affects the obligations and/or rights of the Founders in a different manner than the other Holders, such amendment or waiver shall also require the written consent of the holders of a majority in interest of the Founders. Notwithstanding the foregoing, Subsection 2.6(b) above may be amended or waived only with the written consent of First Union. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities each future holder of all such Registrable Securities, and the Company.

                           4.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                           4.9      Aggregation of Stock. All shares of
         Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                        YOUCENTRIC, INC.

                                        By: /s/ THOMAS FEDELL
                                        Name:    Thomas Fedell
                                        Title:   CEO


                                        Mailing Address:

                                            Southpark Towers, 6000 Fairview Road
                                            Suite 405
                                            Charlotte, NC  28210
                                            Attention:  Don DeLoach
                                            Phone:   (704) 643-1000
                                            Fax: (704) 643-1090



                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                        FOUNDERS


                                        /s/ TOM FEDELL
                                        Tom Fedell

                                        /s/ ROBERT KEAR
                                        Robert Kear

                                        /s/ MARK LOGAN
                                        Mark Logan

                                        /s/ KARL JOHNSON
                                        Karl Johnson

                                        /s/ WELLS TIEDEMAN
                                        Wells Tiedeman


                                        Mailing Address:

                                            YOUcentric, Inc.
                                            Southpark Towers, 6000 Fairview Road
                                            Suite 405
                                            Charlotte, NC  28210
                                            Phone:   (704) 643-1000
                                            Fax: (704) 643-1090

                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              SERIES A INVESTORS:

                              TCV III (GP)
                              a Delaware General Partnership
                              By:   Technology Crossover Management III, L.L.C.,
                              Its:  General Partner

                              By: /s/ ROBERT C. BENSKY
                              Name:    Robert C. Bensky
                              Title:   Chief Financial Officer


                              TCV III, L.P.
                              a Delaware Limited Partnership
                              By:   Technology Crossover Management III, L.L.C.,
                              Its:  General Partner

                              By: /s/ ROBERT C. BENSKY
                              Name:    Robert C. Bensky
                              Title:   Chief Financial Officer


                              TCV III (Q), L.P.
                              a Delaware Limited Partnership
                              By:   Technology Crossover Management III, L.L.C.,
                              Its:  General Partner

                              By: /s/ ROBERT C. BENSKY
                              Name:    Robert C. Bensky
                              Title:   Chief Financial Officer


                              TCV III Strategic Partners, L.P.
                              a Delaware Limited Partnership
                              By:   Technology Crossover Management III, L.L.C.,
                              Its:  General Partner

                              By: /s/ ROBERT C. BENSKY
                              Name:    Robert C. Bensky
                              Title:   Chief Financial Officer

                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              Mailing Address:

                                  Technology Crossover Ventures
                                  56 Main Street, Suite 210
                                  Millburn, NJ  07041
                                  Attention:  Robert C. Bensky
                                  Phone:   (973) 467-5320
                                  Fax: (973) 467-5323

                              with a copy to:

                                  Technology Crossover Ventures
                                  575 High Street, Suite 400
                                  Palo Alto, CA  94301
                                  Attention:  C. Toms Newby III
                                  Phone:   (650) 614-8207
                                  Fax: (650) 614-8222


                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              SERIES B INVESTORS:

                              FIRST UNION INVESTORS, INC.

                              By: /s/  DAVID J. SCANLAN
                              Name:    David J. Scanlan
                              Title:   Vice President

                              Mailing Address:

                                  First Union Investors, Inc.
                                  One First Union Center, TW-5
                                  301 South College Street, 5th Floor
                                  Charlotte, NC  28288
                                  Attention:  David Scanlan
                                  Scott Harrison
                                  Phone:   (704) 374-4657
                                  Fax: (704) 374-6711


                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              SERIES B INVESTORS:

                              RS COINVESTMENT FUND LLC

                              By: /s/ JOSEPH J. PIAZZA
                              Name:    Joseph J. Piazza
                              Title:   Managing Director

                              Mailing address:

                                  Attn: Dale Haithcock
                                  555 California St. Suite 2600
                                  San Francisco, CA  94104




                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              SERIES B INVESTORS:

                              BAYVIEW 2000 LP

                              By: /s/ DANA WELCH
                              Name:    Dana Welch
                              Title:   CAO

                              Mailing address:

                                  555 California St. Suite 2600
                                  San Francisco, CA  94104
                                  Attn:  Jennifer Sherrill



                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              SERIES B INVESTORS:

                              GREYHOUND CROSSOVER FUND LP

                              By: /s/ RON POLLACK
                              Name:    Ron Pollack
                              Title:   General Partner

                              Mailing address:

                                  33 North Garden Avenue, Suite 750
                                  Clearwater, FL  33767



                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              SERIES B INVESTORS:

                              WILLIAM JAMES BELL 1993 TRUST

                              By: /s/ WILLIAM JAMES BELL
                              Name:    William James Bell
                              Title:   Trustee

                              Mailing address:

                                  10539 Bellagio Road
                                  Los Angeles, CA  90077


                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       /s/ CLARK CALLANDER
                                       ---------------------------
                                       Name: Clark Callander

                                       Mailing address:

                                          2815 Satt Street
                                          San Francisco, CA 94123
                                          415/693-3294




                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       /s/ DALE R. HAITHCOCK
                                       ---------------------------
                                       Name: Dale R. Haithcock

                                       Mailing address:

                                          814 Meadow Creek Court
                                          Walnut Creek, CA 94596





                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       /s/ JOSEPH J. PIAZZA
                                       ---------------------------
                                       Name: Joseph J. Piazza

                                       Mailing address:

                                          240 Madrana Avenue
                                          Belvedere, CA 94920




                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       /s/ SALIM RESHWAN
                                       ----------------------------
                                       Name: Salim Reshwan


                                       Mailing address:

                                          241 Lafayette Circle #8
                                          Lafayette, CA 94549



                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       /s/ MARSHALL SENK
                                       ---------------------------
                                       Name: Marshall Senk


                                       Mailing address:

                                          P.O. Box 29493
                                          San Francisco, CA 94129




                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       /s/ MICHAEL J. ROSSO
                                       ---------------------------
                                       Name: Michael J. Rosso


                                       Mailing address:

                                          2525 Larkin Street, #302
                                          San Francisco, CA  94109




                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       /s/ GREG RICKMAN
                                       ---------------------------
                                       Name: Greg Rickman


                                       Mailing address:

                                          555 California Street, Suite 2600
                                          San Francisco, CA  94104




                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       /s/ JEFF BECKER
                                       ---------------------------
                                       Name: Jeff Becker


                                       Mailing address:

                                          21 Boulderwood Drive
                                          Livingston, NJ 07039




                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       Seligman Communications and Information
                                       Fund, Inc.

                                       By  J. & W. Seligman & Co., Incorporated,
                                           its investment adviser

                                       By /s/ RICHARD R. SCHMALTZ
                                          ---------------------------
                                          Name: Richard R. Schmaltz
                                          Title:      Managing Director


                                       Seligman New Technologies Fund, Inc.

                                       By  J. & W. Seligman & Co. Incorporated,
                                           its investment adviser

                                       By /s/ RICHARD R. SCHMALTZ
                                          ---------------------------
                                          Name: Richard R. Schmaltz
                                          Title:      Managing Director


                                       Seligman Investment Opportunities(Master)
                                       Fund-NTV Portfolio

                                       By J. & W. Seligman & Co. Incorporated,
                                          its investment adviser

                                       By /s/ RICHARD R. SCHMALTZ
                                          ---------------------------
                                          Name: Richard R. Schmaltz
                                          Title:      Managing Director


                                       Mailing Address:

                                          100 Park Avenue - 8th Floor
                                          New York, NY 10017
                                          Attn: James M. Curtis



                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       TCV III (GP)
                                       a Delaware General Partnership
                                       By:  Technology Crossover Management III,
                                       L.L.C.,
                                       Its: General Partner

                                       By: /s/ ROBERT C. BENSKY
                                           ---------------------------
                                           Name: Robert C. Bensky
                                           Title:    Chief Financial Officer


                                       TCV III, L.P.
                                       a Delaware Limited Partnership
                                       By:  Technology Crossover Management III,
                                       L.L.C.,
                                       Its: General Partner

                                       By: /s/  ROBERT C. BENSKY
                                           ---------------------------
                                           Name: Robert C. Bensky
                                           Title:    Chief Financial Officer


                                       TCV III (Q), L.P.
                                       a Delaware Limited Partnership
                                       By:  Technology Crossover Management III,
                                       L.L.C.,
                                       Its: General Partner

                                       By: /s/  ROBERT C. BENSKY
                                           ---------------------------
                                           Name: Robert C. Bensky
                                           Title:    Chief Financial Officer


                                       TCV III Strategic Partners, L.P.
                                       a Delaware Limited Partnership
                                       By:  Technology Crossover Management III,
                                       L.L.C.,
                                       Its: General Partner

                                       By: /s/  ROBERT C. BENSKY
                                           ---------------------------
                                           Name: Robert C. Bensky
                                           Title:    Chief Financial Officer




                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       Mailing Address:

                                          Technology Crossover Ventures
                                          56 Main Street, Suite 210
                                          Millburn, NJ  07041
                                          Attention:  Robert C. Bensky
                                          Phone:    (973) 467-5320
                                          Fax:  (973) 467-5323

                                       with a copy to:

                                          Technology Crossover Ventures
                                          575 High Street, Suite 400
                                          Palo Alto, CA  94301
                                          Attention:  C. Toms Newby III
                                          Phone:    (650) 614-8207
                                          Fax:  (650) 614-8222




                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       DAIN RAUSCHER WESSELS INVESTORS, L.L.C.
                                       By:  Dain Rauscher Incorporated
                                       Its: Managing Member

                                       By:  /s/ MARY ZIMMER
                                            ---------------------------
                                       Its: Director, DRW Finance & Adm
                                            Dain Rauscher Wessels, a division of
                                            Dain
                                            Rauscher Incorporated

                                       Mailing Address:

                                            Dain Rauscher Wessels Investors
                                            Attn: Mary Zimmer
                                            60 South Sixth Street
                                            Minneapolis, MN  55402


                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       _______________________________

                                       By: /s/ ARNOLD S. HOFFMAN
                                           ---------------------------
                                       Name:   Arnold S. Hoffman
                                       Title:     General Partner

                                       Mailing Address:

                                           Palm Partners VI
                                           1464 Hunter Road
                                           Rydal, Pennsylvania 19046



                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       BEA SYSTEMS, INC.

                                       By: /s/ STEVE L. BROWN
                                           ---------------------------
                                       Name:   Steve L. Brown
                                       Title:     Sr. VP

                                       Mailing Address:

                                          2315 North First Street
                                          San Jose, CA 95131
                                          Attention:  Treasurer

                                          Phone:    (408) 570-8088
                                          Fax:      (408) 570-8918


                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS

                                       By: /s/ PATRICK L. HERMSEN
                                           ---------------------------
                                       Name:   Patrick L. Hermsen

                                       Mailing Address:

                                          Patrick L. Hermsen
                                          4944 Parkway Plaza, Suite 110
                                          Charlotte, NC 28217


                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       /s/ ROBERT F. LOVETT III
                                       ---------------------------
                                       Name:   Robert F. Lovett III

                                       Mailing Address:

                                          1324 Biltmore Drive
                                          Charlotte, NC 28207


                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       /s/ AMY S. LOVETT
                                       ---------------------------
                                       Name:   Amy S. Lovett

                                       Mailing Address:

                                          1324 Biltmore Drive
                                          Charlotte, NC 28207


                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       /s/ E. LYNWOOD MALLARD
                                       ---------------------------
                                       Name:   E. Lynwood Mallard

                                       Mailing Address:

                                          1919 Kensal Ct.
                                          Charlotte, NC 28211


                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       /s/ ELIZABETH G. WREN
                                       ---------------------------
                                       Name:   Elizabeth G. Wren

                                       Mailing Address:

                                          3644 Brentwood Drive
                                          Gastonia, NC 28056


                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       /s/ DAVID B. WHELPLEY JR.
                                       Name:   David B. Whelpley Jr.

                                       Mailing Address:

                                          3910 Charmal Place
                                          Charlotte, NC 28226


                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       /s/ W. CHRISTOPHER MATTON
                                       ---------------------------
                                       Name: W. Christopher Matton

                                       Mailing Address:

                                          111 N. Bloodworth St.
                                          Raleigh, NC 27601


                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       /s/ SCOTT BRIAN TOWNSEND
                                       ---------------------------
                                       Name: Scott Brian Townsend

                                       Mailing Address:

                                          3915 Potomac Court
                                          Charlotte, NC 28211


                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       HAAS FINANCIAL ADVISORS, INC.

                                       By: /s/ JAN S. HAAS
                                           ---------------------------
                                           Name: Jan S. Haas
                                           Title:    President

                                       Mailing Address:

                                           Haas Financial Advisors, Inc.
                                           14A Chestnut Street
                                           Boston, MA 02108 Phone:


                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       FLEETBOSTON ROBERTSON STEPHENS INC.

                                       By: /s/ CLARK CALLANDER
                                           ---------------------------
                                           Name: Clark Callander
                                           Title:    Managing Director

                                       Mailing Address:

                                           FleetBoston Robertson Stephens Inc.
                                           555 California St., #2600
                                           San Francisco, CA  94104


                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       ELOYALTY CORPORATION

                                       By: /s/ TIMOTHY J. CUNNINGHAM
                                           ---------------------------
                                       Name:   Timothy J. Cunningham
                                       Title:     SVP, CFO & CORP

                                       Mailing Address:

                                          ELoyalty Corporation
                                          150 Field Drive
                                          Suite 250
                                          Lake Forest, IL 60045


                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       RAINMAKER SYSTEMS, INC.

                                       By: /s/ MICHAEL SILTON
                                       ---------------------------
                                       Name:   Michael Silton
                                       Title:     CEO

                                       Mailing Address:

                                          Rainmaker Systems, Inc.
                                          1800 Green Hills Road
                                          Scotts Valley, CA  95066


                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       HAAS FINANCIAL ADVISORS, INC.

                                       By: /s/ JAN S. HAAS
                                       ---------------------------
                                       Name:   Jan S. Haas
                                       Title:     President

                                       Mailing Address:

                                          Haas Financial Advisors, Inc.
                                          14A Chestnut Street
                                          Boston, MA 02108
                                          Phone: 617/367-9850


                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                       SERIES B INVESTORS:

                                       /s/ STEVEN H. GASSAWAY
                                       ---------------------------
                                       Name:   Steven H. Gassaway

                                       Mailing Address:

                                          10622 Tyne Court
                                          Charlotte, NC 28210


                       SIGNATURE PAGE TO YOUCENTRIC, INC.
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                  SCHEDULE A

                          LIST OF SERIES A INVESTORS


TCV III (GP)
TCV III, L.P.
TCV III (Q), L.P.
TCV III Strategic Partners, L.P.

                   SCHEDULE B TO INVESTORS RIGHTS AGREEMENT
                              SERIES B INVESTORS

                                             STATE OF
          NAME                               RESIDENCE
          ----                               ---------
Robertson Co-Investment Fund LLC ........       CA
Bayview 2000, L.P. ......................       CA
Greyhound Crossover Fund L.P. ...........       FL
William J. Bell 1993 Trust ..............       CA

Robertson Deal Team:
  Clark Callander .......................       CA
  Dale R. Haithcock .....................       CA
  Joseph Piazza .........................       CA
  Sam Reshwan ...........................       CA
  Marshall Senk .........................       CA
  Michael J. Rosso ......................       CA
  Greg Rickman ..........................       CA
  Jeff Becker ...........................       CA

First Union Investors, Inc. .............       NC

Seligman Communications and Information
Fund, Inc. ..............................       NY
Seligman New Technologies Fund, Inc. ....       NY
Seligman Investment Opportunities (Master)
Fund - NTV Portfolio ....................       NY

TCV III (GP) ............................       CA
TCV III, L.P. ...........................       CA
TCV III (Q), L.P. .......................       CA
TCV III Strategic Partners, L.P. ........       CA

Dain Rauscher Wessels Investors L.L.C ...       MN

PALM Partners VI ........................       PA

BEA Systems, Inc. .......................       CA

YOUcentric Friends and Family:
  Patrick L. Hermsen ....................       NC
  Robert Lovett III .....................       NC
  Amy S. Lovett .........................       NC
  E. Lynwood Mallard ....................       NC
  Elizabeth G. Wren .....................       NC
  David B. Whelpley, Jr .................       NC
  W. Christopher Matton .................       NC
  Scott B. Townsend .....................       NC

eLoyalty Corporation ....................       IL

Rainmaker Systems, Inc. .................       CA

Haas Financial Advisors, Inc. ...........       MA

Steven H. Gassaway ......................       NC

                                  SCHEDULE C

                               LIST OF FOUNDERS

Tom Fedell
Karl Johnson
Robert Kear
Mark Logan
Wells Tiedeman

                                  SCHEDULE D

                               YOUCENTRIC, INC.
                         a North Carolina corporation

                        CERTIFICATE OF REPRESENTATIONS

                   REGARDING QUALIFIED SMALL BUSINESS STOCK


            THIS CERTIFICATE OF REPRESENTATIONS REGARDING QUALIFIED SMALL BUSINESS STOCK (this "Certificate") is executed as of ___________, _____ by YOUcentric, Inc., a North Carolina corporation (the "Company"), for the benefit of [REQUESTING HOLDER OR HOLDERS], ("Shareholder"). As used herein, the term "Stock" means those shares of Company stock issued by the Company to Shareholder as described more fully on Schedule A hereto.

REPRESENTATIONS

            Subject to the limitations and qualifications set forth below, the Company hereby represents as follows:

1. The Company has conducted a reasonable investigation into the question of whether the Stock is "qualified small business stock" ("QSBS") within the meaning of Section 1202(c) of the Internal Revenue Code of 1986, as amended (the "Code");

2. As of the date first above written, and assuming that Shareholder has not sold, distributed, or otherwise transferred the Stock, all of the Stock is QSBS.

QUALIFICATIONS AND LIMITATIONS

            1. Qualification of the Stock as QSBS is based, in part, on the value of the Company stock or other assets at certain relevant times. For purposes of the representations made in this Certificate, the Company has made a good faith determination of such values, taking into account all material facts and circumstances, but cannot guarantee that the Internal Revenue Service will not successfully assert that such determination is incorrect.

            2. Qualification of the Stock as QSBS is based, in part, on whether the Company has been engaged in the active conduct of one or more qualified trades or businesses. The term "qualified trade or business" set forth in
Section 1202(e)(3) of the Code is not clearly defined in all respects. For purposes of the representations made in this Certificate, the Company has made a good faith effort to apply the definition of qualified trade or business set forth in Section 1202(e)(3) of the Code, but cannot guarantee that the Internal Revenue Service will not successfully assert a contrary definition.

            3. Qualification of the Stock as QSBS is based, in part, on whether at least eighty percent (by value) of the Company's assets have been used in the active conduct of one or more qualified trades or businesses. For this purpose, assets held as "working capital" of a qualified trade or business within the meaning of Section 1202(e)(6) of the Code are treated as used in the active conduct of such trade or business. The term "working capital" set forth in
Section 1202(e)(6) of the Code is not clearly defined in all respects. For purposes of the representations made in this Certificate, the Company has made a good faith effort to apply the definition of working capital set forth in
Section 1202(e)(6) of the Code, but cannot guarantee that the Internal Revenue Service will not successfully assert a contrary definition.

            4. Qualification of the Stock as QSBS is based, in part, on whether the Company purchased any of its stock from a person related to Shareholder during a relevant testing period. For purposes of the representations made in this Certificate, the Company has made a good faith determination that such purchases did not occur, but cannot guarantee that the Internal Revenue Service will not successfully assert that such determination is incorrect.

            IN WITNESS WHEREOF, the Company has executed this Certificate as of the first date above written.


                                          BY: ________________________________

                                          TITLE: _____________________________